UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026

Carlyle Secured Lending, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York	New York	10017
(Address of Principal Executive Offices)		(Zip Code)
(212) 813-4900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.
On November 5, 2026, Carlyle Secured Lending, Inc. (the “Company”) issued a press release announcing its third quarter ended September 30, 2026 financial results and a detailed earnings presentation. Copies of the press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 – Regulation FD Disclosure.
On November 5, 2026, the Company issued a press release, included herewith as Exhibit 99.1, announcing its third quarter ended 2026 financial results and the declaration of a fourth quarter 2026 dividend of $0.35 per share payable on January 19, 2027 to stockholders of record as of December 31, 2026.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits.
Exhibits 99.1 and 99.2 shall be deemed furnished herewith.

(d)Exhibits:

Exhibit Number	Description

99.1	Earnings press release of Carlyle Secured Lending, Inc., dated November 5, 2026
99.2	Earnings presentation of Carlyle Secured Lending, Inc., dated November 5, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: November 5, 2026	By:	/s/ Thomas M. Hennigan
Name: Thomas M. Hennigan
Title: Director, President, Chief Financial Officer and Chief Risk Officer (principal financial officer)